UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

October 9, 2025

Date of Report (Date of earliest event reported)

LIGHTPATH TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27548	86-0708398
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2603 Challenger Tech Court, Suite 100

Orlando, Florida 32826

(Address of principal executive office, including zip code)

(407) 382-4003

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	LPTH	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards providing pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 9, 2025, the Board of Directors (the “Board”) of LightPath Technologies, Inc. (the “Company”) appointed Mark Caylor to serve on the Board effective immediately. Mr. Caylor was appointed to fill an existing vacancy and will serve as a Class I director until his successor is duly elected and qualified or until his death, resignation, or removal.

The Board evaluated Mr. Caylor’s independence in accordance with the independence standards for directors set forth in Rule 5605(a)(2) of the Nasdaq Listing Rules, and affirmatively determined that Mr. Caylor qualifies as an independent director.

As previously disclosed, pursuant to the Securities Purchase Agreement, dated February 13, 2025 (the “Securities Purchase Agreement”), by and between the Company and certain accredited investors, the Board agreed to appoint one designee of North Run Strategic Opportunities Fund I, LP (“North Run”) and an independent director selected by North Run and agreed to by us to the Board. Accordingly, North Run has selected Mr. Caylor to serve as the independent director.

Mr. Caylor, age 61, from January 2018 to July 2024, served as the corporate vice president and president of Northrop Grumman’s Mission Systems sector, a global provider of advanced solutions for defense and intelligence customers. In this role, Mr. Caylor oversaw the development and production of large-scale, mission-critical systems and complex hardware and software products. Mr. Caylor earned a bachelor’s degree in aeronautical and astronautical engineering from the Massachusetts Institute of Technology, a master’s degree in aeronautics and astronautics from the California Institute of Technology and a master’s degree in business administration from UCLA’s Anderson School of Management.

Mr. Caylor will be entitled to the standard compensation received by non-employee directors of the Company. The Company’s director compensation program is more fully described in the Company’s definitive Proxy Statement on Schedule 14A, filed with the SEC on October 7, 2024. The Company is not aware of any transactions or proposed transactions in which the Company was or is to be a participant since July 1, 2024, in which the amount involved exceeds $120,000, and in which Mr. Caylor had, or will have, a direct or indirect material interest.

Item 9.01.  Financial Statements and Exhibits.

(d)

Exhibit No.	Description

99.1	Press Release of LightPath Technologies, Inc., dated October 13, 2025, announcing the appointment of Mark Caylor.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed in its behalf by the undersigned, thereunto duly authorized.

LIGHTPATH TECHNOLOGIES, INC.

Dated: October 14, 2025	By:	/s/ Albert Miranda
Albert Miranda, Chief Financial Officer

3